UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2018 (February 20, 2018)

STATE AUTO FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

Ohio	000-19289	31-1324304
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

518 East Broad Street, Columbus, Ohio	43215-3976
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 464-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2)

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2.	Financial Information

Item 2.02.	Results of Operations and Financial Condition.

On February 20, 2018, State Auto Financial Corporation (the "Company") issued a press release disclosing the Company’s results of operations for the three-month period and fiscal year ended December 31, 2017 (the “Release"). The full text of the Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The Release included a non-GAAP financial measure, net income from operations per diluted share. Net income from operations differs from GAAP net income only by the exclusion of realized capital gains (losses), net of applicable taxes, on investment activity for the periods being reported. For the three-month periods ended December 31, 2017 and 2016, GAAP net loss was $(0.14) per diluted share while net income was $0.77 per diluted share for the same respective period. Net loss from operations was $(0.46) per diluted share in 2017 while net income was $0.46 per diluted share for the same respective period. For the three-month periods ended December 31, 2017 and 2016, realized capital gains, net of applicable taxes, impacted GAAP net (loss) income per diluted share by $0.32 and $0.31, respectively. For the fiscal years ended December 31, 2017 and 2016, GAAP net loss was $(0.25) per diluted share while net income was $0.50 per diluted share for the same respective period. For the fiscal years ended December 31, 2017 and 2016, net loss from operations per diluted share were $(1.26) and $(0.07), respectively. For the fiscal years ended December 31, 2017 and 2016, realized capital gains, net of applicable taxes, impacted GAAP net (loss) income per diluted share by $1.01 and $0.57, respectively.
Management uses net income (loss) from operations because it believes this calculation better indicates the Company’s operating performance than GAAP net income (loss) in that net income (loss) from operations excludes the sometimes volatile realized capital gains/losses, net of applicable federal income taxes, that can produce inconsistent results.

Section 9.	Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release issued by State Auto Financial Corporation on February 20, 2018, regarding results of operations for the three-month period and fiscal year ended December 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE AUTO FINANCIAL CORPORATION

Date: February 20, 2018	/s/ Steven E. English
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release issued by State Auto Financial Corporation on February 20, 2018, regarding results of operations for the three-month period and fiscal year ended December 31, 2017.